UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                                51-0068479
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
    incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits.

            ( c )  Exhibits.

                   (99.1) The Registrant's Press Release dated October 29, 2003.

ITEM 9.  Regulation FD Disclosure.

     On October 29, 2003, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), reported earnings for the third quarter ended September 30, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  October 29, 2003             By:  /s/ Gary W. Rollins
                                        ----------------------------------------
                                         Gary W. Rollins
                                         Chief Executive Officer, President
                                         and Chief Operating Officer





Date:  October 29, 2003             By:  /s/ Harry J. Cynkus
                                        ----------------------------------------
                                         Harry J. Cynkus
                                         Chief Financial Officer and Treasurer